SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2003


                            FIDELITY FEDERAL BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Indiana                       0-22880                35-1894432
           -------                       -------                ----------
(State of other jurisdiction           Commission               (Employer
      of Incorporation)                  File No.           Identification No.)


                               18 NW Fourth Street
                            Evansville, Indiana 47708
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (812) 424-0921
               --------------------------------------------------
               Registrant's telephone number, including area code

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Fidelity Federal Bancorp (the "Company") under the Securities Act of 1933.


Item 7.  Financial Statements and Exhibits


Item 9.  Regulation FD Disclosure

           On July 18, 2003, Fidelity Federal Bancorp issued the press release attached hereto as exhibit 99.1, pursuant to Item 9 and also pursuant to Item 12.


(c)      Exhibits

99.1       Press release, dated, July 18, 2003.





                                     * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               FIDELITY FEDERAL BANCORP
                                               (Registrant)

Date:   July 18, 2003                          By: /s/  DONALD R. NEEL
        -------------                              -------------------------
                                                   Donald R. Neel
                                                   President and CEO

                                Index to Exhibits


Exhibit No.                     Description

99.1                            Press Release dated July 18, 2003